GRAND PRIX FUNDS, INC.

 Supplement to Prospectus Dated February 26, 1999, as supplemented
                  March 3 and 9, 1999

Reduced Sales Charge

     You will be entitled to a reduced sales charge if you purchase Fund shares on Flag Day, Monday, June 14,
1999.  Anyone who purchases Fund shares on Monday, June
14, 1999, will pay an initial sales charge of 1.00% of the offering price regardless of the amount of shares purchased.

     With respect to IRA transfers or rollovers, if the Transfer Agent receives the necessary forms on Monday, June 14, 1999, to initiate a transfer or rollover you will receive the 1.00% sales charge regardless of the date upon which your funds are actually received by the Fund. If you have any questions, please call 1-800-307-4880.

     This information supplements the information contained on pages 10-15 of the Prospectus.



The date of this Prospectus Supplement is June 8, 1999.